                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  March 9, 2005
                                                       -------------

                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               333-70663                              06-1529524
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       (Commission File Number)            (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey                        08837
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth under this "Item 2.02. Results of Operations and Financial Condition", including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of
1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         Attached as Exhibit 99.1 is a copy of a press release of Majesco
Holdings Inc., (the "Company") dated March 9, 2005, announcing certain financial results for the Company's fiscal quarter ended January 31, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is furnished with this report:

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated March 9, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MAJESCO HOLDINGS INC.

                                           By:        /s/ Carl J. Yankowski
                                                      --------------------------
                                           Name:      Carl J. Yankowski
                                           Title:     Chief Executive Officer

Date: March 9, 2005